ADVANCED SERIES TRUST

AST AB Global Bond Portfolio

Supplement dated November 14, 2019 to the

Currently Effective Prospectus and Statement of Additional Information

This supplement should be read in conjunction with the currently effective Prospectus (the Prospectus) and Statement of Additional Information (SAI) for the Advanced Series Trust (the Trust) relating to the AST AB Global Bond Portfolio (the Portfolio) and should be retained for future reference. The Portfolio discussed in this supplement may not be available under your variable contract. For more information about the portfolios available under your variable contract, please refer to your contract prospectus. Defined terms herein that are not otherwise defined shall have meanings given to them in the Trust's Prospectus and SAI.

AST AB Global Bond Portfolio: New Subadvisory Agreement in Connection with Change of Control of Subadviser

The Board recently approved a new subadvisory agreement between PGIM Investments LLC (the Manager) and AllianceBernstein L.P. (AB) with respect to the Portfolio due to a recent change of control of AB. The Board's approval of the new subadvisory agreement will not result in any changes to the investment management fee paid by the Portfolio to the Manager, to the subadvisory fee paid by the Manager to AB, or to any other fees or expenses of the Portfolio.

This new subadvisory agreement is effective immediately. More detailed information relating to the new subadvisory agreement will be made available to beneficial shareholders of the Portfolio in an Information Statement which will be posted to the Portfolio's website within 90 days. Beneficial shareholders of the Portfolio will receive a notice that the Information Statement is available once the Information Statement has been posted to the website.

To reflect this change, the Trust's Prospectus is revised as follows, effective immediately:

The paragraph relating to AB in the section of the Prospectus entitled "HOW THE TRUST IS MANAGED – INVESTMENT SUBADVISERS" is hereby deleted and replaced with the following:

AllianceBernstein, L.P. (AllianceBernstein) is a Delaware limited partnership, the majority limited partnership units in which are held, directly and indirectly, by its parent company AXA Equitable Holdings, Inc. ("EQH"), a publicly traded holding company for a diverse group of financial services companies, and formerly a subsidiary of AXA S.A. AllianceBernstein Corporation, an indirect wholly-owned subsidiary of EQH, is the general partner of both AllianceBernstein and AllianceBernstein Holding L.P., a publicly traded partnership. Including both the general partnership and limited partnership interests in AllianceBernstein Holding L.P. and AllianceBernstein, EQH and its subsidiaries have an approximate 65% economic interest in AllianceBernstein. AllianceBernstein's principal place of business is located at 1345 Avenue of the Americas, New York, New York 10105. AllianceBernstein is a leading global investment management firm managing client accounts totaling approximately $516 billion in assets as of December 31, 2018.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

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